UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3, 2008

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

2455 Paces Ferry Road, N.W. Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On March 28, 2008, The Home Depot, Inc. and the parties to the derivative actions and Section 14(a) action described in the Company’s Form 10-K filed on April 3, 2008 entered into a Stipulation of Settlement subject to the approval of the Superior Court of Fulton County, Georgia.  On April 3, 2008, the Court preliminarily approved the settlement and scheduled a hearing for June 10, 2008 to consider whether to approve the settlement and enter judgment thereon. The Notice of Settlement of Derivative Litigation in the form approved by the Court and the Stipulation of Settlement are furnished herewith as Exhibits 99.1 and 99.2.

Item 9.01.     Financial Statements and Exhibits.

Exhibit	Description

99.1	Notice of Settlement of Derivative Litigation
99.2	Stipulation of Settlement dated March 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

	By:	/s/ Jack A. VanWoerkom
	Name:	Jack A. VanWoerkom
	Title:	Executive Vice President, Secretary and
General Counsel

Date: April 10, 2008

EXHIBIT INDEX

Exhibit	Description

99.1	Notice of Settlement of Derivative Litigation
99.2	Stipulation of Settlement dated March 28, 2008